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                                                                    EXHIBIT 23.2

                               [KPMG LETTERHEAD]

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
VaxGen, Inc.:


We consent to the use of our report incorporated herein by reference.



/S/ KPMG LLP
Seattle, Washington
August 13, 1999